Derivatives	12 Months Ended
Dec. 31, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives	Derivatives
The Company is exposed to, among other things, the impact of changes in interest rates in the normal course of business. The Company managed the exposure to and volatility arising from these risks, and utilized derivative financial instruments to offset a portion of these risks. The Company used derivative financial instruments only to the extent necessary to hedge identified business risks and did not enter into such transactions for speculative purposes.

The Company uses variable rate debt as a source of funds for use in the Company's investment activities. These debt obligations expose the Company to variability in interest payments due to changes in interest rates. If interest rates increase, interest expense increases. Interest rate cap agreements were used to manage interest rate risk associated with floating-rate borrowings under the Company’s credit facilities. The interest rate cap agreements utilized by the Company effectively modified the Company’s exposure to interest rate risk by converting a portion of the Company’s floating-rate debt to a fixed-rate basis through December 31, 2020, thereby reducing the impact of interest rate changes on interest expense.
The Company did not elect to designate any of its derivative instruments as hedging instruments under ASC 815, “Derivatives and Hedging”, and as such the gain or loss on the derivative was recognized in current earnings during the period of change and is included in Financial expense, net on the Consolidated Statements of Operations.
The interest rate caps expired at December 31, 2020. Prior to their expiration they would have been included in Other assets on the Company’s Consolidated Balance Sheet. There was no impact to interest expense in 2022, 2021 or 2020.